UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2016

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-33275	11-3024080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 17th Street, Suite 720 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 403-8125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As previously disclosed, on June 2, 2016, Warren Resources, Inc. (the “Company”) and certain of its wholly owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for reorganization (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being administered under the caption In re Warren Resources, Inc., et al., Case No. 16-32760.

As also previously disclosed, on September 14, 2016, the Bankruptcy Court entered an order approving the Plan of Reorganization of Warren Resources, Inc. and Its Affiliated Debtors (as amended and supplemented, the “Plan”).

On September 20, 2016, the Company filed with the Bankruptcy Court a Monthly Operating Report for the period beginning August 1, 2016 and ending August 31, 2016 (the “Monthly Operating Report”). The Monthly Operating Report is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Court filings and other information related to the Chapter 11 Cases are available at a website administered by the Company’s claims agent, Epiq Systems, at http://dm.epiq11.com/WRE/Project#.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 8.01 Other Events

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Chapter 11 Cases and is in a format acceptable to the U.S. Trustee. The forecasts contained in the Monthly Operating Report reflect estimates and assumptions made by management of the Company with respect to cash receipts and disbursements, as well as numerous other factors. These factors are difficult to predict accurately and in many cases are outside of the Company’s control. Consequently, it is likely that actual results will differ from those reflected in the Monthly Operating Report and such differences may be significant. The Company has not made and does not make any representation to any person regarding the Company’s future results. Furthermore, the Company is not required to publicly update the Monthly Operating Report to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the Monthly Operating Report is based are erroneous. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment (which may be material) and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. As discussed above, the Plan has been approved by the Bankruptcy Court, and pursuant to the Plan, the Company’s common stock will be cancelled and cease to exist on the date the Debtors emerge from Chapter 11 bankruptcy proceedings, and the holders of the Company’s common stock will not receive any distribution in respect thereof. Even though the Company’s common stock continues to be quoted on the OTC Pink Marketplace, under the Plan, it has no underlying value, and the Company’s stockholders should not view the trading activity of the Company’s common stock on the OTC Pink Marketplace or any other market or trading platform as being indicative of any value they would receive in respect of the Company’s common stock in connection with the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K and the accompanying exhibit contain “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. The statements in this Report and the Exhibit that are not historical facts are forward-looking statements. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target” or “continue,” the negative of such terms or other comparable terminology, although some forward-looking statements may be expressed differently.

These forward-looking statements relate, in part, to the risks and uncertainties relating to the ability of the Company to continue as a going concern; the ability of the Debtors to develop and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; the Bankruptcy Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the length of time the Debtors will operate under the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Debtors’ ability to develop and consummate one or more plans of reorganization once such plans are developed; the potential adverse effects of the Chapter 11 Cases on the Debtors’ liquidity, results of operations or business prospects; the ability to execute the Company’s business and restructuring plan; increased legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; and the additional risks and uncertainties that are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as amended, as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Monthly Operating Report of Warren Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARREN RESOURCES, INC.

Date: September 26, 2016	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Monthly Operating Report of Warren Resources, Inc.